                                                                   EXHIBIT 10.28


                               WARRANT AGREEMENT

          This WARRANT AGREEMENT dated as of June 23, 1998 (the "Agreement"), is between N2K INC., a Delaware corporation (the "Issuer") and DISNEY ONLINE, a California corporation ("Disney").

                               R E C I T A L S:
                               - - - - - - - -

          WHEREAS, Disney wishes to acquire from the Issuer, and the Issuer proposes to issue to Disney, 12,500 warrants as hereinafter described (each a "Warrant," and collectively, the "Warrants"). Each such Warrant will entitle Disney or any of its assigns (the "Warrant Holder," or "Holder"), subject to the terms and conditions set forth herein, to purchase from the Issuer one share of its Common Stock, $.001 par value (the "Common Stock").

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows:

CERTAIN DEFINITIONS. As used in this Agreement, unless the context otherwise
-------------------
requires:

          "Affiliate" shall mean, with respect to a specified Person, any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" shall have the meaning ascribed thereto in the
           ---------
introduction to the Recitals.

          "Appraised Value" shall mean the fair market value of all equity
           ---------------
capital, including all outstanding Common Stock and all options, warrants and rights to acquire Common Stock or convert into Common Stock, as determined by a written appraisal (the "Appraisal") prepared by an appraiser acceptable to the
                        ---------
Issuer and the Warrant Holder. "Fair market value" is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for 100% of the equity capital of the Issuer. In the event that the Issuer and Warrant Holder cannot, in good faith, agree upon an appraiser within 15 Business Days after the need for an appraiser arises, then the Issuer, on the one hand, and said holders, on the other hand, shall each immediately select an appraiser, the two appraisers so selected shall immediately select a third appraiser. The third appraiser shall be directed to prepare the Appraisal as promptly as practicable and the term Appraised Value shall mean the appraised value set forth in the Appraisal prepared in accordance with this definition.

          "Business Day" shall mean any day on which commercial banks are not
           ------------
authorized or required to close in New York, New York.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other similar or successor agency of the United States government administering the Securities Act.

          "Common Stock" shall have the meaning ascribed thereto in the
           ------------
Recitals, subject to adjustment pursuant to Section 3.

          "Convertible Securities" shall mean any securities which are
           ----------------------
convertible into or exchangeable for Common Stock (whether or not immediately exercisable, convertible or exchangeable).

          "Current Market Price" per share of Common Stock for the purposes of
           --------------------
any provision of this Warrant Agreement at the date herein specified, shall be deemed to be the price determined pursuant to the first applicable of the following methods.

               (i) If the Common Stock is traded on a national securities exchange or is traded in the over-the-counter market, the Current Market Price per share of Common Stock shall be deemed to be the average of the Daily Market Prices for 10 Trading Days immediately preceding the date of determination or, if the Common Stock has been traded for less than 10 Trading Days, then the average of the Daily Market Prices for all of the Trading Days before such date for which Daily Market Prices are available.

               (ii) If the Current Market Price per share of Common Stock cannot be ascertained by the method set forth in paragraph (i) immediately above, the Current Market Price per share of outstanding Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of shares (including any fractional shares) of Common Stock outstanding on a fully-diluted basis in accordance with GAAP.

          "Daily Market Price", for any date, means (i) if the Common Stock is
           ------------------
traded on a national securities exchange, its last sale price on such date, or if no sale takes place on such day, the average of the closing bid and asked prices on such date or (ii) if the principal market for the Common Stock is the over-the-counter market and the Common Stock is quoted on the Nasdaq system, the last sale price on such date as reported by Nasdaq, or, if the last sale price is not so reported by Nasdaq, the closing bid quotation on such date as reported by Nasdaq.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Exercise Price" shall have the meaning ascribed thereto in Section
           --------------
2.B.

          "GAAP" shall mean generally accepted accounting principles,
           ----
consistently applied.

          "Issue Date" shall mean the day, month and year of the initial
           ----------
issuance of the Warrants.

          "Payment Shares" shall have the meaning ascribed thereto in Section
           --------------
2.C.

          "Person" shall mean a corporation, an association, a trust, a limited
           ------
liability company, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

          "Restricted Certificate" shall mean a certificate for Common Stock or
           ----------------------
the Warrants bearing the restrictive legend set forth in Section 8.

          "Restricted Securities" shall mean Restricted Stock and the Restricted
           ---------------------
Warrants.

          "Restricted Stock" shall mean Warrant Stock evidenced by a Restricted
           ----------------
Certificate.

          "Restricted Warrants" shall mean the Warrants evidenced by a
           -------------------
Restricted Certificate.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Trading Day" shall mean any day on which trading occurs on the
           -----------
principal securities exchange or market upon which the Common Stock is listed or traded, if any.

          "Warrants" shall have the meaning ascribed thereto in the Recitals.
           --------

          "Warrant Certificate" shall have the meaning ascribed thereto in
           -------------------
Section 2.A.

          "Warrant Holder" shall have the meaning ascribed thereto in the
           --------------
Recitals.

          "Warrant Stock" shall mean the shares of Common Stock purchased or
           -------------
purchasable by the Warrant Holder upon the exercise of Warrants, including any other capital stock into which such Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or otherwise.

ISSUANCE, FORM AND EXERCISE OF THE WARRANTS.
-------------------------------------------

Issuance and Form of Warrants.  On the date hereof, the Issuer, upon the terms
-----------------------------
and subject to the conditions hereinafter set forth, will issue and deliver a certificate representing twelve thousand five hundred (12,500) warrants to purchase Common Stock (the "Warrant Certificate").

Exercise Price.  The Warrant Certificate shall entitle the Warrant Holder,
--------------
subject to the provisions of this Agreement, to purchase one share of Common Stock for each Warrant represented thereby, in each case at a purchase price per share (the "Exercise Price") equal to the Daily Market Price on the date hereof. The Exercise Price may be adjusted pursuant to Section 3 hereof. As used throughout this Agreement, Exercise Price shall mean as adjusted.

Manner of Exercise; Other Provisions Regarding Exercise.  In order to exercise
-------------------------------------------------------
the Warrants, in whole or in part, the Warrant Holder shall deliver to the Issuer at its office maintained for such purpose pursuant to Section 13(i) a written notice of such Holder's election to exercise Warrants, which notice shall be in the Form of Election to Purchase attached to the Warrant Certificate, and (ii) aggregate payment in full of the Exercise Price then in effect for each share of Warrant Stock then being exercised. Upon delivery thereof, the Issuer shall cause to be executed and delivered to such Holder within five Business Days a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

          Payment of the Exercise Price then in effect may be made, at the option of the Warrant Holder, by certified or bank cashier's check or wire transfer. In addition, the Warrant Holder shall have the right, at its election, in lieu of delivering the Exercise Price then in effect in cash, to instruct the Issuer in the Form of Election to Purchase to retain in payment of the Exercise Price then in effect, a number of shares of Common Stock (the "Payment Shares") equal to the quotient of the aggregate Exercise Price then in effect of the shares as to which Warrants are then being exercised, including, but not limited to, the Payment Shares, divided by the Current Market Price determined immediately prior to the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the Warrant Holder.

          The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of the Warrant Holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, immediately prior to the close of Business on the Business day on which said notice is delivered to the Issuer. If the Warrants shall have been exercised only in part, the Issuer shall, within five Business Days of delivery of said certificate or certificates, deliver to Warrant Holder a new Warrant Certificate dated the date it is issued, evidencing the rights of such Holder to purchase the remaining Common Stock called for by such Warrants, which new Warrant Certificate shall in all other respects be identical with the original Warrant Certificate, or, at the request of such Holder, appropriate notation may be made on the Warrant Certificate exercised in part and shall be returned to such Holder.

          The Issuer will not close its books against the transfer of Warrants or of any share of Warrant Stock in any manner which interferes with the timely exercise of the Warrants.

          The Issuer shall issue certificates for fractional shares of stock upon any exercise of Warrants whenever, in order to implement the provision of the Warrants, the issuance of such fractional shares is required, or, at the Issuer's option, the Issuer may promptly pay cash in lieu of fractional shares determined by the Issuer by multiplying such fraction by the Current Market Price on the date immediately prior to the date of exercise.

Vesting of Warrant.  The Warrants shall be exercisable, in whole or in part,
------------------
unless earlier vested pursuant to Section 2.E or terminated pursuant to this
Section 2.D, as follows: 50% of the total number of Warrants are exercisable on the thirteenth (13) month anniversary of the date hereof and the remaining 50% vest and become exercisable on the twentieth (20) month anniversary of the date hereof. The Warrants shall terminate on the earlier of (1) the termination or expiration of the Disney/N2K Affiliate Marketing Agreement between an Affiliate of Disney and Issuer and (2) the tenth anniversary of the date hereof; provided,
                                                                       --------
that any Warrants vested prior to the date referenced in (1) above shall not expire until the date referenced in (2) above.

Acceleration of Vesting.  Notwithstanding the foregoing provisions of this
-----------------------
Section 2, the Warrants shall become immediately exercisable:

immediately prior to an assignment by the Issuer for the benefit of creditors or commencement of a voluntary case under the Federal Bankruptcy Code, or an entering into of an order for relief in an involuntary case under the Federal Bankruptcy Code, or adoption by the Issuer of a plan of liquidation or dissolution; or five business days prior to the proposed consummation with respect to the Issuer of a "Rule 13c-3 transaction" as defined in Rule 13c-3 under the Exchange Act (or, if necessary, such earlier date as the Issuer shall determine in good faith to be required in order for the Holder to be able to participate in such transaction), it being agreed that the Warrant Holder will receive actual notice of the 13c-3 Statement filed with the Commission on the date filed and actual notice of the date of acceleration hereunder no later than such date, and that if such transaction is not consummated, and the Warrants have been exercised, then the Warrant Holder (and to the extent that the Warrants would not but for this paragraph be exercisable, the Issuer) shall be entitled to declare the exercise null and void and the Warrant Holder shall, upon return of the Warrant Stock to the Issuer, be entitled to receive a refund of the Exercise Price and warrants identical to the Warrants, and such acceleration shall become void ab initio, and the Warrants shall (as to any
                               -- ------
remaining unexercised portion thereof) remain in full force and effect in accordance with the terms hereof; or immediately upon the closing of a transaction described in Section 3.E (Merger or Consolidation) hereof.

ADJUSTMENTS.
-----------

Adjustments To Exercise Price.  The Exercise Price, the number of shares of
-----------------------------
Common Stock issuable upon exercise of each Warrant and the securities and other assets due to the Warrant Holder upon exercise of Warrants shall be subject to adjustment as set forth below from time to time as follows:

Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications.  In case
----------------------------------------------------------------------
the Issuer shall (i) pay a dividend or other distribution on its Common Stock in shares of any class or series of capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted to that the Warrant Holder shall thereafter be entitled to receive for each Warrant the kind and number of shares of Common Stock that the Warrant Holder would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this
Section 3(A)(1) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Rights; Options; Warrants.  If the Issuer fixes a record date for the
-------------------------
distribution of any rights, options or warrants to all holders of its Common Stock entitling such holders to subscribe for or purchase shares of Common Stock (or Convertible Securities), whether or not immediately exercisable, the number of shares of Common Stock such holders would be entitled to subscribe for or purchase upon exercise of each Warrant immediately prior to the record date shall be adjusted by subtracting from such number of shares the value of such rights, options or warrants to the Warrant Holder as if the Warrants had been exercised immediately prior to the record date for such distribution; provided,
                                                                      --------
that, if, after giving effect to such adjustment, the number of shares of Common
----
Stock purchasable upon exercise of each Warrant would be less than the par value of the Common Stock, the Issuer shall distribute such rights, options or warrants to the holder as if the holder had exercised the Warrant and the shares of Common Stock had been issued in the name of the holder immediately prior to such record date for such distribution. An adjustment made pursuant to this
Section 3(A)(2) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Distributions of Debt, Assets, Subscription Rights or Convertible Securities.
----------------------------------------------------------------------------
In case the Issuer shall fix a record date for the making of a distribution to all holders of shares of Common Stock of evidences of its indebtedness, assets, cash dividends or distributions (excluding dividends or distributions referred to in Sections 3(a)(i) or (ii) above and excluding distributions in connection with the dissolution, liquidation or winding up of the Issuer) or securities (excluding those referred to in Section 3(a)(i) or (ii) above), then, in each case, the number of shares of Common Stock purchasable after such record date for such dividend or distribution upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock immediately prior to the record date for such dividend or distribution and the denominator of which shall be the Current Market Price per share of Common Stock immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board of Directors of the Issuer) of the portion of the assets, evident of indebtedness, cash dividends or distributions or securities so distributed applicable to one share of Common Stock. An adjustment made pursuant to this Section 3(a)(iii) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination or shareholders entitled to receive such distribution.

Issuance of Common Stock at Less Than Public Market Price.  If the Issuer issues
---------------------------------------------------------
shares of Common Stock (or rights, options, warrants or Convertible Securities containing the right to subscribe for or purchase shares of Common Stock) ("Additional Shares"), for a consideration per share less than the public market price per share of Common Stock on the date immediately preceding the date the Issuer issues such additional shares, the Exercise Price shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such the public market price per share, and the denominator of which shall be (ii) the total number of shares of Common Stock outstanding immediately after such sale or issuance. Such adjustment shall be made successively whenever such an issuance is made.

          The number of shares of Common Stock purchasable upon the exercise of each Warrant shall also be adjusted and shall be that number determined by multiplying the number of shares of Common Stock issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator is the Exercise Price as so adjusted. For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of the sale and issuance of the rights, warrants or convertible or exchangeable securities and the consideration received by the Issuer therefor shall be deemed to be the consideration received by the Issuer for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Issuer shall sell and issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share or Common Stock" and the "consideration received" by the Issuer for purposes of the first sentence of this Section 3(A)(4), the Board of Directors of the Issuer shall determine, in good faith, the fair value of said property. There shall be no adjustment of the Exercise Price in respect of the Common Stock pursuant to this Section 3(A)(4) if the amount of such adjustment shall be less than $0.0001 per share of Common Stock; provided, however, that any adjustments which by reason of this
              --------  -------
proviso are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          This Section 3(A)(4) does not apply to (i) any of the transactions described in Section 3(A)(1), (2) or (3), (ii) the conversion or exchange of securities convertible or exchangeable for Common Stock covered by this Section 3(A)(4), (iii) Additional Shares issued in a bona fide public offering pursuant to a firm commitment underwriting or issued in exchange for equity or assets in an acquisition or investment in any third party, (iv) the exercise of any options or issuance of any shares under any options or purchase or other rights that are outstanding on or prior to the date hereof and that were issued pursuant to any of the Issuer's employees stock option, appreciation or purchase rights plans, (v) the exercise of any options or purchase or other rights or the issuance of any shares under any options or rights that are granted after the date hereof, whether in accordance with the terms of any of the Issuer's employee stock option, appreciation or purchase right plans or otherwise, so long as the exercise price of any such option, Warrant, subscription or purchase right is not less than the Daily Market Price on the date that such grant is approved by the Issuer's Board of Directors or a duly authorized committee thereof or, if later, the date that such exercise price is established, (vi) the exercise of any other options, Warrants or other subscription or purchase rights outstanding on or prior to the date hereof, including, without limitation, this Warrant, (vii) the exercise of any conversion or exchange rights outstanding on or prior to the date hereof issued by the Issuer, or (viii) the exercise of any conversion or exchange rights issued by the Issuer after the date hereof, so long as the conversion or exchange price is not less than the Daily Market Price on the date that such issuance is approved by the Issuer's Board of Directors or a duly authorized committee thereof or, if later, the date that such conversion or exchange price is established.

Expiration of Rights, Options and Conversion Privileges.  Upon the expiration of
-------------------------------------------------------
any rights, options, warrants or conversion or exchange privileges, the issuance of which caused an adjustment pursuant to Section 3(A)(4) hereof, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Issuer upon such exercise plus the consideration, if any, actually received by the Issuer for issuance, sale or grant of all such rights, options, warrants or conversion of exchange rights whether or not exercised; provided, further, that no such
                                          --------  -------
readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

Certain Other Events.  If any event occurs as to which the foregoing provisions
--------------------
of this Section 3 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Issuer fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the applicable of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of the Warrants.

When Adjustments To Be Made.  The adjustments required by the preceding
---------------------------
subsections of this Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur. Adjustments shall become effective immediately after the record date for the determination of stockholders entitled to receive an issuance or distribution, or if there is no record date, then the date of issuance or distribution described in this Section
3. Such adjustments shall be made successively whenever any event specified in this Section 3 shall occur.

Notice of Adjustment.  Whenever the Exercise Price or number of shares subject
--------------------
to each Warrant shall be adjusted pursuant to this Section 3, the Issuer shall forthwith obtain a certificate signed by the principal financial officer of the Issuer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and the number of shares to each Warrant, after giving effect to such adjustment or change. Not less than 30 nor more than 90 days prior to the effective date or 15 days prior to the record date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 3, the Issuer shall cause a signed copy of such certificate to be delivered to the Warrant Holder. The Issuer shall keep at its office or agency, maintained for the purpose pursuant to Section 13, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Warrant Holder or any prospective purchaser of Warrants designated by the Warrant Holder. Upon the reasonable request of the Holder, Issuer shall cause independent public accountants of recognized national standing selected by the Issuer (which may be the regular auditors of the Issuer) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable deal the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(i) the number of shares of Common Stock outstanding or deemed to be outstanding and (ii) the Exercise Price and number of shares subject to the Warrants in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by this Section 4) on account thereof. The Issuer will forthwith mail a copy of each such report to the Holder. The Issuer will also keep copies of all such reports at its principle office, and will cause the same to be available for inspection at such office during normal business hours by any holder of the Warrant or any prospective purchaser of a Warrant designated in writing by the holder thereof.

Fractional Interests.  In computing adjustments under this Section, fractional
--------------------
interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

Merger or Consolidation.
-----------------------

Subject to the provisions of Subsection (2) below of this Section 3.E., in case of the consolidation of the Issuer with, or merger of the Issuer with or into, or of the sale of all or substantially all of the properties and assets of the Issuer to, any Person and in connection therewith consideration is payable to holders of Common Stock (or other securities or property purchasable upon exercise of the Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares of capital stock or other securities or property (including cash) of Holdings, or of such Person resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, that would have been distributable or payable on account of the shares of Common Stock (or other securities or properties purchasable upon exercise of the Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights an interest thereafter of the Holders of Warrants shall be appropriately adjusted by the Board of Directors of the Issuer in good faith so as to be applicable, as nearly as may be reasonably be, to any shares or stock or other securities or any property thereafter deliverable on the exercise of the Warrants.

Notwithstanding the foregoing, (x) if the Issuer mergers or consolidates with, or sells all or substantially all of its property and assets to, another Person and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Issuer, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the right of a Holder shall terminate and cease and such Holder's Warrants shall expire.

          The foregoing provisions of Section 3.E shall similarly apply to successive mergers, consolidations or dispositions of assets as described in this Section 3.E.

Notice to Holders of Corporate Action.  In addition to other requirements of
-------------------------------------
notice separately provided for in this Agreement, in case at any time after the date hereof there shall be (i) the taking by the Issuer of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution on such securities, or (ii) a voluntary or involuntary dissolution, total liquidation or winding up of the Issuer, then the Issuer shall cause to be mailed (by first-class mail, postage prepaid) to the Warrant Holder at such Warrant Holder's address as shown on the Warrant transfer books of the Issuer, at the earliest practicable time (and, in any event, not less than ten (10) calendar days before any date set for definitive action), notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date the Warrant Holder shall be entitled to receive upon surrender of the Warrants the cash or other property, less the Exercise Price for such Warrants then in effect, that the Warrant Holder would have been entitled to receive had the Warrants been exercisable and exercised immediately prior to such dissolution, liquidation or winding up and any and all rights of the Warrant Holder to exercise the Warrants shall terminate in their entirety.

RESERVATION AND AUTHORIZATION OF WARRANT STOCK; REGISTRATION OF APPROVAL OF ANY
-------------------------------------------------------------------------------
GOVERNMENTAL AUTHORITY.  The Issuer shall at all times reserve and keep
----------------------
available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrants and all such shares of Common Stock will, at all times, be duly approved for listing subject to official notice of issuance on each securities exchange, interdealer quotation system or market, if any, on which such Common Stock is then listed. Issuer covenants that all Common Stock or other securities of Issuer that may be issued upon exercise of the Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from preemptive rights and all taxes, liens, charges, encumbrances and security interests.

          If, at the time of the exercise of the Warrants, Issuer has the ability to issue registered Common Stock to the Warrant Holder (e.g., because of an existing registration, etc.), Issuer shall so issue registered Common Stock; otherwise, if Issuer does not have the ability to provide fully-registered Common Stock, Issuer shall provide piggyback registration rights with respect to any registration statement filed with respect to the Common Stock (whether by the Issuer or otherwise).

TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.  In the case of all
--------------------------------------------------
dividends or other distributions by the Issuer to the holders of its Common Stock with respect to which any provision of Section 3 refers to the taking of a record of such holders, the Issuer will in each such case take such a record and will take such record as of the close of business on a Business Day. The Issuer will not at any time, except upon dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

PAYMENT OF TAXES.  The Issuer will pay any and all taxes (excluding income taxes
----------------
that may be payable by a Warrant Holder) and other governmental changes that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of a transfer of the Warrants or the issuance or delivery of shares of Common Stock or other securities deliverable on exercise of the Warrants. The Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Warrants are registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Issuer the amount of any such tax, or has established, to the satisfaction of the Issuer, that such tax has been paid.

NO VOTING RIGHTS.  Except as expressly provided herein, the Warrants shall not
----------------
entitle the Warrant Holder to any voting rights or other rights as a stockholder of the Issuer.

RESTRICTIONS ON WARRANT TRANSFERABILITY; LEGEND.  The Warrants are not
-----------------------------------------------
transferable except to Affiliates of Disney. Transfers shall be noted on the books of the Issuer to be maintained for such purpose, upon surrender of the Warrants at the office of the Issuer maintained for such purpose pursuant to
Section 13, together with a written assignment of the Warrants duly executed by the Warrants holder or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Issuer shall, execute and deliver a new Warrant Certificate(s) in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the original Warrant Certificate shall promptly be canceled.

          The Issuer agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants and Warrant Stock.

Restrictive Legend.  Unless and until otherwise permitted by this Section 8, the
------------------
Warrant Certificate and each certificate for Warrant Stock issued upon exercise of any Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED, AS SO REQUIRED.

          "THE TRANSFER OF AND OTHER TERMS OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND SUBJECT TO CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED JUNE 16, 1998, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UNDER CERTAIN CIRCUMSTANCES, THE ISSUER HAS AGREED TO ISSUE TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES EVIDENCED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS CONTAINED IN SUCH WARRANT AGREEMENT."

LIMITATION OF LIABILITY.  No provision hereof, in the absence of affirmative
-----------------------
action by the Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrant Holder hereof, shall give rise to any liability of such Holder for the purchase price of the Warrant Stock or as a stockholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.

LOSS OR DESTRUCTION OF WARRANT CERTIFICATES.  Upon receipt of evidence
-------------------------------------------
satisfactory to the Issuer of the loss, theft, destruction or mutilation of the Warrant Certificate and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer (the original Warrant Holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant Certificate), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

FURNISH INFORMATION.  The Issuer agrees that it shall deliver to the Warrant
-------------------
Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Issuer shall send to its stockholders generally.

TAX TREATMENT.  The Issuer and Disney agree to use their best efforts to agree
-------------
to a consistent determination of the fair value, if any, of the Warrants and to consistent treatment of such determination for income tax reporting purposes.

OFFICE OF THE ISSUER.  So long as the Warrants remain outstanding, the Issuer
--------------------
shall maintain an office or a transfer agent for the Warrant Certificate in New York, where the Warrant may be presented for exercise, transfer, division or combination as herein provided. Such office shall be at 55 Broad Street, New York, NY 10004, unless and until the Issuer shall designate and maintain some other office for such purposes and deliver written notice thereof to the Warrant Holder.

NOTICES GENERALLY.  Any notice, demand or delivery pursuant to the provisions
-----------------
hereof shall be sufficiently delivered or made if sent by first class mail, postage prepaid, addressed to the Warrant Holder at its last known address appearing on the Warrant transfer books of the Issuer, or, except as herein otherwise expressly provided, to the Issuer at its principal executive office, 55 Broad Street, New York, NY 10004, Attention: President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

SUCCESSORS AND ASSIGNS.  This Agreement shall bind and inure to the benefit of
----------------------
and be enforceable by the parties hereto and their respective successors and assigns, and, without limiting the generality of the foregoing, shall inure to the benefit of and be enforceable by each person who shall from time to time be Warrant Holder, provided that this Agreement may only be assigned by the Issuer if, prior to such assignment, such assignee shall assume all obligations of the Issuer under this Agreement.

GOVERNING LAW.  The Warrant shall be governed by and construed in accordance
-------------
with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

COUNTERPARTS.  This Agreement may be executed in any number of counterparts and
------------
each of said counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

HEADINGS.  The descriptive headings of the several Sections of this Agreement
--------
are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

PUBLIC ANNOUNCEMENTS.  The issuer and Disney will consult with each other before
--------------------
issuing any press release or making any public statement with respect to the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any securities exchange, will not issue any such press release or make any public statement unless the text of such statement shall first have been agreed upon by the parties.

REMEDIES.   Holder, in addition to being entitled to exercise all rights granted
--------
by law, including recovery of damages, will be entitled to specified performance of its rights under this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

AMENDMENTS AND WAIVERS.  Except as otherwise provided herein, the provisions of
----------------------
this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of the Holders of at least a majority of the Restricted Stock.

SEVERABILITY.  In the event that any one or more of the provisions contained
------------
herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day, month and year first above written.


                                       N2K INC.



                                       By:  _____________________________
                                            Name:
                                            Title:


                                       DISNEY ONLINE



                                       By:  _____________________________
                                            Name:
                                            Title: